UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure.

Prudential Financial, Inc., a New Jersey Corporation, issued a statement relating to formal requests for information received from regulators. The Company is furnishing a copy of its statement as Exhibit 99.0 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 18, 2003

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Liftin

Name: John M. Liftin Title: Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.0	Statement of Prudential Financial, Inc., dated September 18, 2003.